Exhibit 99.5

SPECIAL MEETING OF SHAREHOLDERS OF

HCBF HOLDING COMPANY, INC.

            , 201

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.harborcb.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

⬛	00030303000000001000 1

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
			FOR	AGAINST	ABSTAIN
1.

To approve and adopt the Agreement and Plan of Merger dated August 12, 2017 (the “Merger Agreement”) by and between HCBF Holding Company, Inc. (“HCBF”) and CenterState Bank Corporation (“CenterState”), pursuant to which HCBF will merge with and into CenterState.

			☐	☐	☐

	2.	To approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to HCBF named executive officers that is based on or otherwise relates to the Merger.	☐	☐	☐

3.

To approve a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present at the Special Meeting in person or by proxy to approve the Merger Agreement.

			☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, Proposal 2 and Proposal 3.

		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

⬛	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

⬛

☐ ⬛

HCBF HOLDING COMPANY, INC.

Proxy for Special Meeting of Shareholders on                 , 201

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints J. Hal Roberts, Jr. and Richard L. Lynch, or either of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Shareholders of HCBF Holding Company, Inc., to be held             , 201     at                                         , and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF SHAREHOLDERS OF

HCBF HOLDING COMPANY, INC.

                    , 201

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.harborcb.com

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. i

⬛	00030303000000001000 1

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
			FOR	AGAINST	ABSTAIN
1.

To approve and adopt the Agreement and Plan of Merger dated August 12, 2017 (the “Merger Agreement”) by and between HCBF Holding Company, Inc. (“HCBF”) and CenterState Bank Corporation (“CenterState”), pursuant to which HCBF will merge with and into CenterState.

			☐	☐	☐

	2.	To approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to HCBF named executive officers that is based on or otherwise relates to the Merger.	☐	☐	☐

3.

To approve a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present at the Special Meeting in person or by proxy to approve the Merger Agreement.

			☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, Proposal 2 and Proposal 3.

		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

⬛	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

⬛